UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2016

UNITED INSURANCE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-35761	75-3241967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 2nd Avenue S Saint Petersburg, FL	33701	(727) 895-7737
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01: Entry into a Material Definitive Agreement.

On December 5, 2016, United Insurance Holdings Corp. (UPC Insurance or the Company), a property and casualty insurance holding company, issued $30,000,000 of senior notes pursuant to an Indenture (the "Indenture") dated as of December 5, 2016, by and between the Company and private investors.

The notes bear interest at a floating rate equal to the three month LIBOR plus 5.75 percent per annum with interest payable quarterly in arrears. The notes will mature ten years after the issue date, have no scheduled amortization, and may be redeemed at par any time without a pre-payment penalty.

The Indenture contains customary event of default provisions. It also contains covenants that, among other things, restrict the Company's ability to incur indebtedness without first providing written notification and receiving approval from the majority of the holders of the notes, limit the Company's ability to create, incur or assume liens other than permitted liens that secure any indebtedness on any asset or property of the Company, require the Company to maintain reinsurance coverage during the life of the notes, and maintain a maximum debt to capital ratio of 20%. Additional covenants, restrictions, and contingencies are outlined in the indenture in Exhibit 4.1.

Item 2.03: Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this report is also responsive to Item 2.03 of this report and is incorporated herein by reference.

Item 8.01: Other Events.

On December 5, 2016, the Company issued a press release announcing the execution of the Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. For additional information about the Senior Debt Transaction, see Item 1.01 of this Current Report on Form 8-K.

Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01(d): Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

UNITED INSURANCE HOLDINGS CORP.

By:        /s/ B. Bradford Martz
Name:     B. Bradford Martz
Title:     Chief Financial Officer
(principal financial officer)

Date: December 5, 2016

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of December 5, 2016, between United Insurance Holdings Corp. and private investors

99.1	Press Release issued by the Company on December 5, 2016.